SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8 – K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 18, 2003

CENTRAL VALLEY COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

California	000-31977	77-0539125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Pollasky Avenue, Clovis, California (Address of principal executive offices)		93612 (Zip Code)

Registrant’s telephone number, including area code (559) 298 1775

N/A (Former name or former address, if changed since last report)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

	(c)	Exhibits

The following exhibit is furnished pursuant to Item 12.

Exhibit 99.1 Central Valley Community Bancorp press release dated April 18, 2003 announcing a correction to previously reported diluted earnings per share for the quarter ended March 31, 2003.

ITEM 9.	REGULATION FD DISCLOSURE.

On April 18, 2003, Central Valley Community Bancorp issued a press release disclosing a correction to previously reported diluted earnings per share data for the quarter ended March 31, 2003. A copy of the press release is furnished with this report as an exhibit to Form 8-K. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 18, 2003	CENTRAL VALLEY COMMUNITY BANCORP

/s/ Daniel J. Doyle
Daniel J. Doyle, President and Chief
Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Central Valley Community Bancorp press release dated April 18, 2003 reporting a correction to diluted earnings per share for the quarter ended March 31, 2003